                                                                   Exhibit 99.2



                         SHELBOURNE PROPERTIES III, INC.

                  FORM 10-Q FOR THE PERIOD ENDED JUNE 30, 2002



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Shelbourne Properties III, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 19, 2002                     /s/ Michael L. Ashner
                                          ______________________
                                              Michael L. Ashner
                                              Chief Executive Officer


Date: August 19, 2002                     /s/ Carolyn Tiffany
                                          ______________________
                                              Carolyn Tiffany
                                              Chief Financial Officer